SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

On Behalf of

Emerging Markets Debt Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 14, 2004

TO THE PROSPECTUS DATED APRIL 29, 2004

On December 9, 2004 the Board of Directors of the Fund approved a change in the Fund’s performance benchmark. Effective January 1, 2005, the J.P. Morgan Emerging Market Bond Index Global (“Morgan Index Global”) will replace the J.P. Morgan Emerging Market Bond Index Plus (“Morgan Index Plus”). The basis for the change in the Fund’s benchmark is that the Morgan Index Global is now the industry standard benchmark for emerging markets debt, and more accurately reflects the portfolio strategy of the Fund than the Morgan Index Plus.

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